UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of Director

Effective October 18, 2010, Mr. Rod Kenley was elected to the Board of Directors of Aethlon Medical, Inc. (the “Company”).  Mr. Kenley, age 60, was elected by a unanimous vote of the Board of Directors of the Company, filling a vacancy.  Mr. Kenley's election brings the number of Directors to five. He will serve until his resignation or removal, or until his successor is duly elected.

Mr. Kenley has 33 years of experience in healthcare, most of which have been spent in the extracorporeal blood purification arena. Mr. Kenley held several positions at Baxter Healthcare (Travenol) from 1977 through 1990 including International Marketing Manager, Business Unit Manager for Peritoneal and Hemodialysis products, Manager of New Business Development, Director of Worldwide Product Planning, Director of Advanced Product Development, and Vice President of Electronic Drug Infusion. During this tenure at Travenol he helped to develop and manage the launch of several new products that have been highly commercially successful including the HomeChoice peritoneal dialysis cycler.  In 1991, Mr. Kenley founded Aksys Ltd. to develop and commercialize a daily home hemodialysis system which was launched in 2002 as the PHD system. In 2004, Mr. Kenley initiated the development of a second generation home hemodialysis system in partnership with DEKA Research & Development Corporation in Manchester, New Hampshire. In 2007, the assets of Aksys Ltd. were acquired by DEKA where Mr. Kenley is now employed and continues work on the second generation home hemodialysis system along with several other new dialysis products.  Mr. Kenley is the author of over 30 patents and has been a frequent presenter at international symposia regarding the provision of dialysis, the design of dialysis equipment, designing medical equipment according to FDA guidelines as well as lecturing at the Kellogg School of Management and other business schools in the area of entrepreneurship.

In connection with his election to the Board of Directors, he will be entitled to receive compensation, including equity compensation, under the Company's Board of Director compensation policies.

On October19, 2010, the Company issued a press release announcing the election of Mr. Kenley to the Company's Board of Directors. The full text of the press release is set forth in Exhibit 99 attached hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated October 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James A. Joyce
James A. Joyce
Dated: October 22, 2010	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated October 19, 2010